UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-23778

          ARK Venture Fund

(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC
200 Central Avenue, Suite 220

            St. Petersburg, FL 33701

(Address of principal executive offices) (Zip code)

Corporation Service Company
251 Little Falls Drive

             Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (727) 810-8160

Date of fiscal year end: July 31

Date of reporting period: January 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.       Reports to Stockholders.

(a)     The Report to Shareholders is attached herewith.

ARK VENTURE FUND
SEMI-ANNUAL REPORT

JANUARY 31, 2026

INVESTING AT THE PACE OF **INNOVATION**

	Class D	Class S	Class U
ARK Venture Fund	**ARKVX**	**ARKSX**	**ARKUX**

Shareholder Letter (Unaudited)

Dear Shareholder:

ARK Investment Management LLC (“ARK” or the “Adviser”), the investment adviser to the ARK Venture Fund (the “Fund”), specializes in thematic investing in disruptive innovation. The Fund is an actively managed, closed-end interval fund that invests in public and private companies focused on technologically enabled innovation. Importantly, we aim to democratize venture capital, enabling any investor with a minimum of $500 — and without the need to navigate burdensome qualification or accreditation thresholds — to invest in private and public companies we believe will change the way the world works. In addition, the Fund expects to provide liquidity equal to 5% of NAV (net asset value) through quarterly share repurchase offers.

The Fund invests in companies that we believe are leading and benefiting from five innovation platforms: artificial intelligence (AI), energy storage, robotics, multiomic sequencing, and blockchain technology. According to ARK’s research, these five innovation platforms are converging to create unprecedented growth trajectories. AI is the most important catalyst, its velocity cascading through all other technologies.

As of January 31, 2026, the Fund’s assets under management increased from approximately $207 million to over $554 million, an increase of 167 percent since July 31, 2025. At the same time, we maintained a predominantly private-markets posture: our private company exposure remained above 80% of net assets, supported by the addition of seven new private holdings and increased exposure to 16 existing private positions. The private names include some of the most disruptive companies, such as Manna Drone Delivery, Kalshi, X-Energy, Architect, Iambic Therapeutics, Securitize and Impulse Labs.

Private-market activity remains well below the 2021 peak, but conditions improved through late 2025 as fundraising and valuations continued to recover from the 2022 – 2023 reset. Carta data show early-stage pricing remaining resilient, with median seed valuations reaching new highs in 2025, around $16 million in Q3, up roughly 14% year over year. At the same time, the share of down rounds declined, falling to about 17%1 of new venture financing in recent quarters, the lowest rate in nearly three years. Together, these indicators suggest a market that remains selective but that also is increasingly supportive of high-quality startups, particularly at earlier stages.

Momentum continued to grow into late 2025 as venture funding stabilized and investors’ focus remained strongly on artificial intelligence. Data indicate that startups raised about $119.5 billion on the platform in 2025, more than in the previous year, continuing the recovery from the 2022 – 2023 downturn. Meanwhile, AI accounted for a large share of venture capital, drawing nearly half of global funding in 2025 as investors directed capital into fewer, larger rounds. We see this data as evidence that capital is returning selectively to companies aligned with lasting technological shifts, especially AI, rather than reverting to the broad, unfocused funding environment of the 2021 peak cycle.

AI remains the defining cross-current in innovation. In the fourth quarter of 2025, one of the Fund’s portfolio companies, Anthropic, announced that Cognizant would deploy Claude to up to 350,000 employees globally,2 a sign that frontier AI is moving beyond pilot programs and into scaled enterprise workflows. Our research suggests that AI’s convergence with software, data infrastructure, and other innovation platforms will continue to catalyze opportunities across sectors and stages.

We continue to believe the traditional venture capital model leaves many investors and founders under-served. In our view, a public-private crossover fund with periodic share repurchase offers to provide investors with opportunities for liquidity is an attractive structure for broadening participation in private capital innovation. The Fund is an interval fund that conducts quarterly repurchase offers (approximately 5% of outstanding shares) at NAV, giving investors the opportunity for quarterly liquidity while enabling the Fund to take advantage of long-duration innovations. We carefully monitor the possible effects of any emerging market developments such as recent news reports highlighting liquidity issues faced by other semi-liquid private equity funds.4 This recent development is being closely monitored by the ARK investment team. Currently, we do not believe those events will have an impact on the Fund's quarterly share repurchase program to seek to provide liquidity to the Fund's investors.

How capital is dispersed in private markets:

•        Venture capital is experiencing a recovery, though not in the manner commonly perceived. Although funding has increased to $469 billion, representing a 47% rise from the previous year, the majority of that capital is concentrated in a limited number of transactions. The volume of deals in private markets continues to decline by 17%, while mega rounds account for 65% of all venture capital investment.3

1            CARTA. 2025. “State of Private Markets: 2025 in Review.” Carta.

2            ANTHROPIC. 2025. “Cognizant Will Make Claude Available to 350,000 Employees, Accelerating Enterprise AI Adoption and Internal Transformation.” Anthropic.

3            CB INSIGHTS. 2025. “State of Venture 2025.” CB Insights Research.

4            Pitchbook. 2026. “Private credit’s liquidity squeeze puts lenders in a tight spot.”

Shareholder Letter (concluded) (Unaudited)

•        The United States continues to uphold its position as the leading force in innovation and venture funding, demonstrating robust year-over-year growth of 66%. While other nations endeavor to expand their influence, their metrics remain subordinate to the evident and concentrated impact observed in the United States. Specifically, Asia grew by 7%, while Europe grew by 17%.3 As a result of excessive regulation and insufficient incentives to foster innovation, other major countries lag behind the United States in sustained private investment growth.

The Fund’s investment mandate is similar to that of ARK’s flagship exchange-traded fund (“ETF”) — the ARK Innovation ETF — in that it seeks to invest in the five innovation platforms mentioned above. The Fund expands that powerful opportunity set to the private markets. Like our public equity strategies, our top-down and bottom-up research methodology is the lens through which we screen and select investments. We continue to believe that our differentiated value proposition and our network of co-investors, public companies, founders, and academics offer access to the most promising private technology companies.

In the following pages, you will find information relating to your Fund investment. If you have any questions, I encourage you to contact either your financial intermediary or ARK directly. You can find additional information, including the details of our portfolio holdings, on the Fund’s website, located at: www.ark-funds.com/funds/arkvx.com.

We appreciate the opportunity to help you meet your investment goals. Thank you for enabling us to invest for you at the pace of innovation!

Sincerely,

Catherine D. Wood
Chief Investment Officer and Chief Executive Officer
ARK Investment Management LLC

Sector Diversification (as a percentage of total investments) January 31, 2026

ARK Venture Fund

Industrials	27.0%
Technology	24.3
Communications	10.5
Health Care	10.1
Consumer, Non-cyclical	7.2
Financials	4.1
Information Technology	3.9
Consumer, Cyclical	3.3
Money Market Fund	3.3
Consumer Discretionary	2.6
Communication Services	2.2
Utilities	1.3
Internet	0.2
	100.0

The ARK Venture Fund’s Private Investments January 31, 2026 (Unaudited)

Anthropic	Anthropic is an AI startup conducting research and building AI products that put safety at the frontier.
Freenome	Freenome combines deep learning and novel biomolecular techniques to detect early-stage cancers from a routine, non-invasive blood draw.
Discord Inc	Discord is a casual communications platform that enables its individual users and groups/organizations to communicate via text, audio, and video.
Replit	Replit is a modern browser-based coding platform with an embedded AI coding assistant.
Databricks	Databricks is a software platform that helps its customers unify their analytics across the business, data science, and data engineering.
Chipper Cash	Chipper Cash is a fintech company offering financial products to consumers and businesses across Africa.
Flexport	Flexport is a tech-enabled platform that helps customers manage their supply chain.
Epic Games	Epic Games is a video game and software company that develops and publishes its own video games and offers its game engine technology to other developers.
Mythical Games	Mythical Games provides a suite of tools to enable video game publishers/developers to launch blockchain-based games.
Axiom Space	Axiom Space operates missions to the International Space Station (ISS) for customers.
Zipline	Drone delivery company Zipline operates in Africa, the US, and Japan, providing instant delivery service.
Humata AI	Humata is an early-stage AI startup that enables users to extract knowledge from files.
Blockdaemon	Blockdaemon is a cryptocurrency infrastructure provider.
Hammerspace	Hammerspace offers a global data environment for distributed teams of developers to access and handle data as if it was locally stored.
Pave.dev	Pave.dev is a credit scoring and attribute platform that lenders and debt facilities can use for underwriting decisions and risk analytics.
Sortium	Sortium AI is a cutting-edge artificial intelligence (AI) platform designed for the gaming and virtual production industries.
Shield AI	Shield AI is developing a proprietary autonomous software called Hivemind which intends to be a user-friendly software that is portable across several aircraft.
Securitize	Securitize aims to accelerate the evolution of capital markets by providing a compliant, end-to-end infrastructure to tokenize real-world assets.
SpaceX	Space Exploration Technologies Corp. (SpaceX) designs and manufactures rockets and spacecraft.

The ARK Venture Fund’s Private Investments (continued) January 31, 2026 (Unaudited)

Tenstorrent	Tenstorrent, a semiconductor startup, is pioneering the development of high-performance CPU and AI chips.
Atomic Vaults	Atomic Vaults is an early stage, pre-revenue startup that aims to become a white-labeled execution broker and order management system for retail brokerages.
Relation Therapeutics	Relation Therapeutics is a company using AI, ML and innovative in-vitro disease models to develop novel therapeutics to treat osteoporosis and other disorders.
KINO	KINO is an interactive digital cinema application built for mobile and TV.
Figure AI	Figure Robotics is an artificial intelligence robotics company that is building a multi-purpose humanoid form robot.
GameFam	GameFam is one of the leading publishers building games for Roblox, Fortnite and other user generated content (UGC) based platforms.
OpenAI	OpenAI is at the forefront of a Cambrian explosion in artificial intelligence capability creating DALLE and ChatGPT.
Boom Supersonic	Boom Supersonic is a pioneering aerospace company founded with the goal of making supersonic air travel accessible and mainstream.
xAI	On April 13, 2025, xAI completed the acquisition of X Corp, bringing the AI infrastructure and research entity under the same corporate roof as Musk’s social media and digital payments platform.
Firmly	Firmly makes digital ads and impressions more shoppable with significantly higher conversions.
Lucra Sports	Lucra offers a white-label gamification product to consumer-facing companies across in-person entertainment, media, and professional and recreational sports.
Outrider	Outrider AI is a private company pioneering autonomous yard operations for logistics hubs.
Gatik	Gatik AI Inc. offers short-haul business to business logistic services to retail industry via a fleet of self-driving trucks.
Perplexity	Perplexity AI is a conversational search engine that uses large language models (LLMs) to answer queries.
Umoja Biopharma	Umoja is developing a new approach to cancer therapy that retools a patient’s immune system in vivo, enhancing the body’s natural capacity to fight cancer.
Lila Sciences	Lila Sciences is a technology company pioneering the application of artificial intelligence to transform every aspect of the scientific method.
Generate: Biomedicines	Generate:Biomedicines is working on generative biology: a novel approach to drug development that allows the company to program protein-based modalities.

The ARK Venture Fund’s Private Investments (continued) January 31, 2026 (Unaudited)

Lambda Labs	Lambda Inc. (Lambda Labs) is a specialized GPU cloud infrastructure provider, serving accelerated compute for AI training and inferencing workloads.
Revolut	Revolut is a global neobank and fintech company headquartered in London, UK, offering digital banking and financial services through its mobile app.
Groq	Groq is an AI chip company founded by one of the creators of Google’s TPU line of custom chips, Jonathan Ross.
Radiant Nuclear	Radiant Industries, Inc. is in the process of developing an advanced nuclear microreactor that provides an alternative to fossil fuels.
Apptronik	Apptronik, Inc. is a robotics company spun out of the University of Texas in 2016, specializing in general-purpose humanoid robots for industrial and logistics.
Ayar Labs	Ayar Labs is a semiconductor company focused on developing advanced optical interconnect technology for AI and high-performance computing in data centers.
Neuralink	Neuralink Corp. is an American neurotechnology company that has developed, as of 2024, implantable brain–computer interfaces.
Architect	Architect is an institutional financial-technology company building next-generation infrastructure for global capital markets.
Impulse Labs	Impulse Labs is a manufacturer of an induction cooktop. Its key technology is the Impulse Core, a patent-pending modular power platform capable of operating across a range of home appliances.
Iambic	Iambic Therapeutics is pioneering the next generation of drug discovery with its AI-powered platform that integrates physics-informed algorithms, quantum chemistry, and high-throughput biology.
Manna	Manna Drone Inc is an Ireland-based technology company founded in 2018 that specializes in autonomous drone delivery services.
X-energy	X-energy is a Small Modular Reactor (SMR) nuclear energy company developing the Xe-100, a 320 MWe high-temperature gas-cooled, pebble-bed reactor.
Kalshi	Kalshi is a federally regulated financial exchange that allows users to trade on the outcomes of future events-known as “event contracts.”

The ARK Venture Fund’s Private Investments (continued) January 31, 2026 (Unaudited)

ARK VENTURE FUND | TOP 10 HOLDINGS (%)

Company	Weight
SPACEX	11.2%
X.AI HOLDINGS CORP.	6.3%
FIGURE AI INC.	4.2%
DATABRICKS, INC.	3.6%
ZIPLINE INTERNATIONAL INC.	3.4%
BOOM TECHNOLOGY, INC.	3.3%
GROQ, INC.	3.0%
THARIMMUNE INC (CATON NETWORK)	3.0%
OPENAI	2.9%
LAMBDA	2.8%
43.7%

Holdings subject to change. Not a recommendation to buy, sell, or hold any specific security. For the most up to date holdings, including the fund’s public holdings, please visit ark-funds.com/funds/arkvx. Data is as of January 31, 2026.

The private, early-stage companies that the fund invest in may be considered highly speculative. As a result, investment in shares of the Fund involves substantial risks including risks associated with uncertainty regarding the valuations of private company investments, high rate of failure among the early-stage companies, and restricted liquidity in securities of such companies.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED ON Ark-funds.com/funds/arkvx. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

AN INDICATION OF INTEREST IN RESPONSE TO THIS ADVERTISEMENT WILL INVOLVE NO OBLIGATION OR COMMITMENT OF ANY KIND.

The ARK Venture Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity. You should not expect to be able to sell your Shares in the ARK Venture Fund other than through the Fund’s repurchase policy, regardless of how the Fund performs. The Fund’s Shares will not be listed on any securities exchange, and the Fund does not expect a secondary market in the Shares to develop. Although the Fund will offer to repurchase Shares on a quarterly basis, Shares are not redeemable and there is no guarantee that shareholders will be able to sell all of their tendered Shares during a quarterly repurchase offer. An investment in the Fund’s Shares is not suitable for investors that require liquidity, other than liquidity provided through the Fund’s repurchase policy.

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund.

Communications Sector Risk. The Fund will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. Disruptive Innovation Risk. Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Financial Technology Risk. Companies that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. Next Generation Internet Companies Risk. The risks described below apply, in particular, to the Fund’s investment in Next Generation Internet Companies. Foreign Securities Risk. The Fund’s investments in foreign securities can be riskier than U.S. securities investments. Investments in the securities of foreign issuers (including investments in ADRs and GDRs) are subject to the risks associated with investing in those foreign markets, such

The ARK Venture Fund’s Private Investments (concluded) January 31, 2026 (Unaudited)

as heightened risks of inflation or nationalization. The prices of foreign securities and the prices of U.S. securities have, at times, moved in opposite directions. In addition, securities of foreign issuers may lose value due to political, economic and geographic events affecting a foreign issuer or market. During periods of social, political or economic instability in a country or region, the value of a foreign security traded on U.S. exchanges could be affected by, among other things, increasing price volatility, illiquidity, or the closure of the primary market on which the security (or the security underlying the ADR or GDR) is traded. You may lose money due to political, economic and geographic events affecting a foreign issuer or market. The Fund normally will not hedge any foreign currency exposure. Future Expected Genomic Business Risk. The Adviser may invest some of the Fund’s assets in Genomics Revolution Companies that do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Fund to achieve its investment objective. Emerging Market Securities Risk. Investment in securities of emerging market issuers may present risks that are greater than or different from those associated with securities of developed market issuers due to less developed and liquid markets and such factors as increased economic, political, regulatory, or other uncertainties. Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Cryptocurrency is an emerging asset class. There are thousands of cryptocurrencies, the most well-known of which is bitcoin. The Fund may have exposure to cryptocurrencies, such as bitcoin indirectly through an investment in the Bitcoin Investment Trust (“GBTC”), a privately offered, open-end investment vehicle that invests in bitcoin. Health Care Sector Risk. The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Leverage Risk. The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds. Privately Held Company Risk. The Fund invests in privately held companies. Investments in privately held companies involve a number of significant risks, including the following: these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment; they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on the Fund’s portfolio company and, in turn, on us; there is generally little public information about these companies. These companies and their financial information are not subject to the Exchange Act (as defined below) and other regulations that govern public companies, and the Fund may be unable to uncover all material information about these companies, which may prevent the Fund from making a fully informed investment decision and cause the Fund to lose money on its investments; they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; the Fund’s executive officers, trustees and the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the Fund’s portfolio companies; changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and they may have difficulty accessing the capital markets to meet future capital needs.

ARK Investment Management LLC is the investment adviser to the ARK Venture Fund.

Foreside Fund Services, LLC, distributor.

Consolidated Schedule of Investments ARK Venture Fund
January 31, 2026 (Unaudited)
	Shares/ Principal/ Units	Cost	Value
COMMON STOCKS IN PUBLIC COMPANIES – 16.9%
AEROSPACE & DEFENSE – 0.5%
Archer Aviation, Inc., Class A*	366,631	$2,566,514	$2,636,077
AUTOMOBILES – 2.6%
Kodiak Ai, Inc.*	983,953	3,004,337	8,963,812
Tesla, Inc.*	13,175	5,010,759	5,670,652
		8,015,096	14,634,464
BIOTECHNOLOGY – 6.1%
Absci Corp.*	1,733,085	5,068,656	5,181,924
Beam Therapeutics, Inc.*	337,310	8,472,260	9,316,502
CRISPR Therapeutics AG (Switzerland)*	171,926	9,077,504	8,589,423
Intellia Therapeutics, Inc.*	235,077	3,471,495	3,091,263
Prime Medicine, Inc.*	1,357,869	5,589,475	5,173,481
Recursion Pharmaceuticals, Inc., Class A*	620,765	2,925,101	2,601,005
		34,604,491	33,953,598
CAPITAL MARKETS – 1.4%
Coinbase Global, Inc., Class A*	13,344	2,629,046	2,598,611
Robinhood Markets, Inc., Class A*	51,761	3,882,514	5,149,184
		6,511,560	7,747,795
DIVERSIFIED FINANCIAL SERVICES – 2.9%
Tharimmune, Inc.*†(a)	3,252,033	10,000,002	15,902,442
ENTERTAINMENT – 0.4%
ROBLOX Corp., Class A*	36,535	2,689,292	2,402,542
HEALTHCARE PRODUCTS – 0.5%
Twist Bioscience Corp.*	68,679	1,753,830	2,820,646
IT SERVICES – 0.5%
Shopify, Inc., Class A (Canada)*	19,796	2,780,816	2,597,829
LIFE SCIENCES TOOLS & SERVICES – 0.7%
10X Genomics, Inc., Class A*	146,869	1,868,563	2,966,754
Pacific Biosciences of California, Inc.*	560,804	822,351	1,267,417
		2,690,914	4,234,171
SOFTWARE – 1.3%
Bitmine Immersion Technologies, Inc.*	98,779	3,686,918	2,479,353
Tempus AI, Inc., Class A*	85,690	5,000,904	5,125,976
		8,687,822	7,605,329
TOTAL COMMON STOCKS IN PUBLIC COMPANIES		80,300,337	94,534,893
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
PREFERRED STOCKS IN PRIVATE COMPANIES – 57.6%
AEROSPACE & DEFENSE – 6.1%
Axiom Space, Inc, Series C*(a)(b)	4/12/23	2,960	$500,033	$431,384
Boom Technology, Inc., Series A*(a)(b)	11/22/24	439,560	200,000	527,472
Boom Technology, Inc., Series B-1*(a)(b)	12/01/25	12,540,757	14,999,999	15,048,909
Boom Technology, Inc., Series B-3*(a)(b)	4/16/25	1,793,400	1,500,000	2,152,080
Space Exploration Technologies Corp., Series D*(a)(b)	1/31/25	3,783	6,998,550	15,926,430
			24,198,582	34,086,275
AUTO PARTS & EQUIPMENT – 0.2%
Outrider Technologies, Inc., Series D*(a)(b)	7/23/24	322,131	999,998	1,209,538
BIOTECHNOLOGY – 4.2%
Generate Biomedicines, Inc., Series C*(a)(b)	1/22/25	168,776	1,999,995	2,089,666
Iambic Therapeutics, Inc., Series B-3*(a)(b)	10/29/25	3,870,967	11,999,998	11,999,998
Lila Sciences, Inc., Series A*(a)(b)	1/13/25	1,571,312	2,999,999	3,339,666
Relation Therapeutics, Inc., Series Seed-2*(a)(b)	1/26/24	1,841,959	2,999,999	3,512,616
Umoja Biopharma Inc., Series C*(a)(b)	12/20/24	632,140	2,500,000	2,626,668
			22,499,991	23,568,614
COMMUNICATION – 0.2%
Discord, Inc., Series A*(a)(b)	12/30/25	3,461	1,027,735	1,000,229
COMPUTERS – 1.1%
Hammerspace, Inc., Series A-1*(a)(b)	7/26/23	511,456	499,999	1,578,916
Hammerspace, Inc., Series B-2*(a)(b)	4/16/25	1,535,929	3,500,000	4,741,566
			3,999,999	6,320,482
DIVERSIFIED FINANCIAL SERVICES – 1.8%
Kalshi Inc., Series E*(a)(b)	11/18/25	31,175	9,999,840	9,999,840
E-COMMERCE/SERVICE – 2.7%
Manna Drone Delivery, Inc., Series B*(a)(b)	10/31/25	3,590,486	14,999,998	15,048,086
ELECTRIC – GENERATION – 1.3%
X-Energy Reactor Company, Series D LLC*(a)(b)	11/21/25	515,946	7,499,997	7,499,997

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
January 31, 2026 (Unaudited)
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
ENTERTAINMENT – 2.0%
Lucra, Inc., Series A1*(a)(b)	7/17/24	226,050	$500,000	$649,871
Lucra, Inc., Series A1 Prime*(a)(b)	5/28/25	226,050	500,000	649,871
Lucra, Inc., Series B*(a)(b)	1/15/26	3,478,382	10,000,000	10,000,000
			11,000,000	11,299,742
FINANCE-OTHER SERVICES – 0.9%
Architect Financial Technologies, Inc., Series A*(a)(b)	12/15/25	694,444	4,999,997	4,999,997
HEALTHCARE PRODUCTS – 2.9%
Freenome, Inc., Series E*(a)(b)	9/23/22	85,711	999,990	245,134
Freenome, Inc., Series F*(a)(b)	1/26/24	337,899	2,500,000	966,391
Neuralink Corp., Series E*(a)(b)	5/30/25	237,624	12,000,012	14,887,215
			15,500,002	16,098,740
INTERNET – 3.0%
Firmly, Inc., Series A-1*(a)(b)	8/25/25	23,179	122,997	123,080
Firmly, Inc., Series A-3*(a)(b)	5/22/24	164,831	249,999	875,253
Perplexity AI Inc., Series D-1*(a)(b)	11/19/24	6,081	1,999,853	4,226,522
X.AI Holdings Corp., Series B*(a)(b)	5/10/24	83,543	1,000,010	6,304,155
X.AI Holdings Corp., Series E*(a)(b)	12/19/25	66,260	4,999,980	4,999,980
			8,372,839	16,528,990
MACHINERY – CONSTRUCTION & MINING – 2.7%
Radiant Industries, Incorporated, Series C-2*(a)(b)	2/14/25	182,048	3,499,982	7,703,762
Radiant Industries, Incorporated, Series D*(a)(b)	12/15/25	165,417	6,999,984	6,999,984
			10,499,966	14,703,746
MACHINERY – DIVERSIFIED – 6.0%
Apptronik, Inc., Series A-1*(a)(b)	2/28/25	223,561	3,119,987	8,115,197
Apptronik, Inc., Series A-X*(a)(b)	10/21/25	54,102	2,080,000	1,963,887
Figure AI, Inc., Series B*(a)(b)	2/29/24	189,096	2,499,997	22,863,597
			7,699,984	32,942,681
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
SEMICONDUCTOR – 5.1%
Groq, Inc., Series D*(a)(b)	2/14/25	186,589	$2,999,998	$11,307,293
Groq, Inc., Series D-3*(a)(b)	8/15/25	77,736	2,499,990	4,710,802
Tenstorrent Holdings, Inc., Series D-1*(a)(b)	7/16/24	12,687	1,050,075	1,032,535
Tenstorrent Holdings, Inc., Series D-2*(a)(b)	7/16/24	15,393	1,050,000	1,252,764
Tenstorrent Holdings Inc., Series E*(a)(b)	11/26/25	123,690	9,999,991	10,066,548
			17,600,054	28,369,942
SOFTWARE – 13.3%
Anthropic, Inc., Series C-1*(a)(b)	3/31/23	89,078	1,049,998	13,790,878
Databricks, Inc., Series K*(a)(b)	9/08/25	33,333	4,999,950	6,333,270
Databricks, Inc., Series L(a)(b)	1/20/26	39,474	7,500,060	7,500,060
Lambda Inc., Series D*(a)(b)	1/21/25	277,631	5,124,996	9,125,731
Lambda Inc., Series E-2*(a)(b)	6/10/25	180,483	5,000,000	5,932,476
Mythical, Inc., Series C-1*(a)(b)	4/11/23	60,415	500,001	127,409
Mythical, Inc., Series D*(a)(b)	7/10/25	1,351,791	3,000,001	2,850,792
Mythical, Inc., Series D-1*(a)(b)	1/31/25	287,848	167,029	607,043
OpenAI Group PBC, Series A-2*(a)(b)	9/30/24	10,646	2,001,599	5,143,295
OpenAI Group PBC, Series A-3*(a)(b)	4/16/25	16,294	5,000,000	7,871,957
Replit, Inc., Series B-1*(a)(b)	1/23/23	25,385	1,000,000	2,453,849
Replit, Inc., Series C*(a)(b)	7/29/25	54,636	5,000,000	5,281,405
Shield AI, Inc., Series F*(a)(b)	10/06/23	22,838	999,985	2,324,544
Shield AI, Inc., Series Seed*(a)(b)	1/03/24	41,836	2,742,488	4,495,905
Sortium, Inc., Series Seed-1*(a)(b)	9/27/23	61,111	250,000	276,839
			44,336,107	74,115,453
TRANSPORTATION – 3.3%
Flexport, Inc., Series A*(a)(b)	9/23/22	49	670	152
Flexport, Inc., Series B-1*(a)(b)	9/23/22	4,940	67,524	15,333
Flexport, Inc., Series C*(a)(b)	9/23/22	24,640	336,798	76,475

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
January 31, 2026 (Unaudited)
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
TRANSPORTATION – (CONTINUED)
Zipline International, Inc., Series F*(a)(b)	5/30/23	24,877	$999,983	$1,399,686
Zipline International, Inc., Series G*(a)(b)	7/08/24	35,761	1,500,042	2,012,066
Zipline International Inc., Series H(a)(b)	12/03/25	266,599	14,999,995	15,000,006
			17,905,012	18,503,718
TOTAL PREFERRED STOCKS IN PRIVATE COMPANIES			223,140,101	316,296,070
COMMON STOCKS IN PRIVATE COMPANIES – 18.7%
AEROSPACE & DEFENSE – 6.2%
Boom Technology, Inc.*(a)(b)	5/02/24	15,010	999,966	18,012
Space Exploration Technologies Corp.*(a)(b)	4/26/24	82,254	12,998,974	34,628,934
			13,998,940	34,646,946
DIVERSIFIED FINANCIAL SERVICES – 0.8%
Blockdaemon, Inc.*(a)(b)	6/27/23	830,365	3,010,000	4,694,302
ENTERTAINMENT – 0.9%
Discord Inc.*(a)(b)	11/14/22	17,667	4,371,120	5,105,763
INTERNET – 4.8%
Revolut Group Holdings LTD (United Kingdom)*(a)(b)	2/11/25	2,888	2,511,789	4,032,848
X.AI Holdings Corp.*(a)(b)	10/28/22	301,273	11,000,111	22,734,084
			13,511,900	26,766,932
SOFTWARE – 3.6%
Databricks, Inc.*(a)(b)	9/23/22	27,921	399,999	5,304,990
Epic Games, Inc.*(a)(b)	10/26/22	33,516	15,258,897	14,595,732
			15,658,896	19,900,722
TOTAL COMMON STOCKS IN PRIVATE COMPANIES			50,550,856	91,114,665
CONVERTIBLE NOTE IN PRIVATE COMPANIES – 2.1%
COMMERCIAL SERVICES – 0.1%
Critical Ideas, Inc. (Chipper Cash) 10.00%, 02/25/26(a)(b)(d)	8/25/23	500,000	500,000	500,000
ENTERTAINMENT SOFTWARE – 0.2%
Gamefam, Inc. 3.00%, 03/13/26(a)(b)(d)	3/13/24	1,000,000	1,000,000	1,000,000
INTERNET – 1.8%
Securitize, Inc. 5.00%, 09/30/28*(a)(b)(d)	9/30/25	10,000,000	10,000,000	10,000,000
TOTAL CONVERTIBLE NOTE IN PRIVATE COMPANIES			11,500,000	11,500,000
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
SIMPLE AGREEMENT TO PURCHASE EQUITY IN PRIVATE COMPANIES – 1.6%
AUTO PARTS & EQUIPMENT – 0.2%
Gatik AI, Inc.*(a)(b)	8/21/24	1,000,000	$1,000,000	$1,262,445
BROADCAST SERVICES – 0.1%
Kino Tech, Inc.*(a)(b)	2/27/24	500,000	500,000	566,051
COMMERCIAL SERVICES – 0.1%
Critical Ideas, Inc. (Chipper Cash)*(a)(b)	9/23/22	400,000	400,000	599,234
DIVERSIFIED FINANCIAL SERVICES – 0.1%
Atomic Vaults, Inc.*(a)(b)	1/26/24	600,000	600,000	709,381
HOME FURNISHINGS – 0.9%
Impulse Labs, Inc.*(a)(b)	10/02/25	5,000,000	5,000,000	5,000,000
SOFTWARE – 0.2%
Pave Financial, Inc.*(a)(b)	8/16/23	500,000	500,000	708,940
Tilda Technologies, Inc (Humata AI)*(a)(b)	6/27/23	250,000	250,000	263,381
			750,000	972,321
TOTAL SIMPLE AGREEMENT TO PURCHASE EQUITY IN PRIVATE COMPANIES			8,250,000	9,109,432
WARRANT IN PRIVATE COMPANIES – 0.2%
SOFTWARE – 0.2%
Mythical, Inc.(a)(b)	12/28/23	482,781	280,142	1,018,137
TOTAL WARRANTS IN PRIVATE COMPANIES			280,142	1,018,137
SPECIAL PURPOSE VEHICLES – 2.8%
SEMICONDUCTOR – 0.5%
Coin Tens, LLC (invested in Tenstorrent Holdings, Inc. Preferred Series D-1)(a)(b)(c)	1/14/2025	12,686	1,068,492	1,032,454
Autopilot Horizon V-A LLC (invested in Ayar Labs, Inc. Common Stock)(a)(b)(c)	4/28/2025	40,868	1,030,000	1,730,077
			2,098,492	2,762,531
SOFTWARE – 0.5%
MVP Opportunity Fund VI LLC (invested in Epic Games, Inc. Common Stock)(a)(b)(c)	9/23/2022	354	265,125	153,949
Studio Type One Soul II LLC (invested in OpenAI Group PBC Common Stock)(a)(b)(c)	7/31/2024	5,797	999,983	2,800,646
			1,265,108	2,954,595

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (continued) ARK Venture Fund
January 31, 2026 (Unaudited)
	Acquisition Date	Shares/ Principal/ Units	Cost	Value
AEROSPACE & DEFENSE – 1.8%
U First Capital Fund III LLC (invested in Space Exploration Technologies Corp. Common Stock through DBL Partners TIAB 2022, L.P.)(a)(b)(c)	10/31/2023	23,810	2,000,000	10,023,808
TOTAL SPECIAL PURPOSE VEHICLES			5,363,600	15,740,934
	Shares/ Principal/ Units	Cost	Value
MONEY MARKET FUND – 3.4%
Goldman Sachs Financial Square Treasury Obligations Fund, 3.58%(e)	18,675,882	18,675,882	18,675,882
TOTAL INVESTMENTS – 100.1%		398,060,916	557,990,013
Liabilities in Excess of Other Assets – (0.1)%			(399,070)
Net Assets – 100.0%			$557,590,943

*     Non-income producing security

†     Affiliated security

(a)   Investment fair valued by ARK Investment Management LLC (the “Adviser”) in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and are subject to the oversight of, the Board of Trustees. For fair value measurement disclosure purposes, investment is classified as Level 3.

(b)  Restricted security; security may not be publicly sold without registration under the Securities Act of 1933, as amended. As of January 31, 2026, total investments in restricted securities were $469,853,924 and are classified as Level 3.

(c)   The Fund has an investment in an unaffiliated Special Purpose Vehicle ("SPV") which has invested in an underlying portfolio company. If applicable, the number of units presented, are the units in the SPV owned by the Fund, which represents the equivalent number of securities of the underlying portfolio company for which the investment has economic exposure.

(d)  PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

(e)   Rate shown represents annualized 7-day yield as of January 31, 2026.

Affiliated Issuer Transactions

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities, or a company that is under common ownership or control. Period-to-date transactions with companies which are or were affiliates are as follows:

Value ($) at 7/31/2025(a)	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) on investments in affiliated securities ($)	Net Change in Unrealized Appreciation (Depreciation) on investments in affiliated securities ($)	Net Change in Unrealized Appreciation (Depreciation) on investments in non- affiliated securities ($)	Affiliated Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 1/31/2026	Value ($) at 1/31/2026(a)
Common Stock — 2.9%
Diversified Financial Services — 2.9%
Tharimmune, Inc.
—	10,000,002	—	—	5,902,440	—	—	—	3,252,033	15,902,442
$—	10,000,002	$—	$—	$5,902,440	$—	$—	$—	3,252,033	$15,902,442

(a)   The fair value and number of shares of securities are only displayed at the beginning and end of each reporting period when such securities were considered an affiliate as of each date. Refer to the Schedule of Investments for view the fair value and number of shares as of January 31, 2026.

Fair value measurements

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•    Level 1 – Quoted prices in active markets for identical assets.

•    Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•    Level 3 – Significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments (concluded) ARK Venture Fund
January 31, 2026 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to determine fair value of the Fund’s investments as of January 31, 2026:

Investment in Securities	Level 1	Level 2	Level 3	Total
Preferred Stocks in Private Companies‡	$—	$—	$316,296,070	$316,296,070
Common Stocks in Private Companies‡	—	—	91,114,665	91,114,665
Common Stocks in Public Companies‡	94,534,893	—	—	94,534,893
Special Purpose Vehicles	—	—	15,740,934	15,740,934
Convertible Note in Private Companies‡	—	—	11,500,000	11,500,000
Simple Agreement to Purchase Equity in Private Companies‡	—	—	9,109,432	9,109,432
Warrant in Private Companies‡	—	—	1,018,137	1,018,137
Money Market Fund	18,675,882	—	—	18,675,882
Total	$113,210,775	$—	$444,779,238	$557,990,013

‡     All sub-categories within the security type represent their respective evaluation status. For a detailed breakout by industry, please refer to the Schedule of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented below:

	Common Stocks In Private Companies	Preferred Stocks In Private Companies	Simple Agreement To Purchase Equity In Private Companies	Convertible Note In Private Companies	Convertible Interest Rights in Private Companies	Special Purpose Vehicles	Warrant In Private Companies	Total
Balance at July 31, 2025	$ 48,291,411	$ 93,159,430	$ 18,457,500	$ 1,500,000	$ 8,318,557	$ —	$ 1,071,773	$ 170,798,671
Purchases	20,709,217	121,973,010	5,000,000	20,000,000	—	—	—	167,682,227
Sales	—	—	—	—	—	—	—	—
Transfer into Level 3	—	—	—	—	—	—	—	—
Transfer out of Level 3	—	—	—	—	—	—	—	—
Conversion	(4,295,108)	25,183,007	(11,250,000)	(10,000,000)	(7,001,499)	5,363,600	—	(2,000,000)
Net Realized Gain (Loss)	—	—	(250,000)	—	—	—	—	(250,000)
Net Change in Unrealized Appreciation (Depreciation)	26,409,146	75,980,623	(2,848,068)	—	(1,317,058)	10,377,334	(53,637)	108,548,340
Ending Balance at January 31, 2026	$ 91,114,665	$ 316,296,070	$ 9,109,432	$ 11,500,000	$ —	$ 15,740,934	$ 1,018,137	$ 444,779,238
Net Change in Unrealized Appreciation (Depreciation) on Level 3 securities still held as of January 31, 2026	26,409,146	75,980,623	(2,848,068)	—	(1,317,058)	10,377,334	(53,637)	108,548,340

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2026.

Asset type	Fair Value at January 31, 2025	Valuation Approach	Significant Unobservable Inputs	Impact to value if Input Increases*	Range	Weighted Average
Preferred Stocks in Private Companies	$ 316,296,070	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A (5.00)% – 35.47%	N/A 9.74%
Common Stocks in Private Companies	91,114,665	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A (3.22)% – 1.11%	N/A (2.17)%
Simple Agreement to Purchase Equity in Private Companies	9,109,432	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A 5.35% – 49.81%	N/A 24.94%
Convertible Note in Private Companies	11,500,000	Market Approach	Precedent Transactions	Increase	N/A	N/A
Special Purpose Vehicles	15,740,934	Market Approach	Precedent Transactions Market Movement	Increase Increase	N/A (3.22)% – 73.01%	N/A (0.89)%
Warrant in Private Companies	1,018,137	Market Approach	Precedent Transactions	Increase	N/A	N/A

*     Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Assets and Liabilities ARK Venture Fund
January 31, 2026 (Unaudited)
ASSETS:
Investments at market value (Note 2)	$542,087,571
Investments in affiliated securities at market value (Note 2)	15,902,442
Receivables:
Capital shares sold	3,522,931
Dividends and interest	291,050
Reimbursement from Adviser	286,683
Total Assets	562,090,677
LIABILITIES:
Payables:
Investment securities purchased	2,942,261
Management fees (Note 3)	1,204,963
Audit and tax fees	150,000
Transfer agent fees	27,000
Legal fees	27,000
Credit facility fees	7,084
Fund accounting, custody & administration fees	28,000
Trustee fees	21,250
Shareholder servicing fees – Class D	65,703
Shareholder servicing fees – Class S	116
Shareholder servicing fees – Class U	7
Registration fees	6,000
Other expenses	20,350
Total Liabilities	4,499,734
NET ASSETS	$557,590,943
NET ASSETS CONSIST OF:
Paid-in capital	$404,718,780
Total distributable earnings	152,872,163
NET ASSETS	$557,590,943
NET ASSETS:
Class D	$557,041,670
Class S	537,727
Class U	11,546
Total Net Assets	$557,590,943
Shares outstanding no par value (unlimited shares authorized):
Class D	11,842,254
Class S	11,444
Class U	246
Net asset value, per share:
Class D	$ 47.04
Class S	$ 47.00
Class U	$ 47.00
Investments at cost	$388,060,914
Investments in affiliated securities at cost	$ 10,000,002

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Operations ARK Venture Fund
For the Period Ended January 31, 2026 (Unaudited)
INVESTMENT INCOME:
Dividend income	$ 441
Interest income	471,351
Total Income	471,792
EXPENSES:
Management fees (Note 3)	5,043,097
Legal fees	289,761
Transfer agent fees	160,146
Fund accounting, custody & administration fees	159,000
Trustee fees	42,500
Audit and tax fees	150,000
Printing & postage	187,018
Shareholder servicing fees – Class D	275,051
Shareholder servicing fees – Class S	123
Shareholder servicing fees – Class U	14
Registration fees	62,209
Credit facility fees	414,658
Other expenses	77,370
Total Expenses	6,860,947
Expense waivers and reimbursements (Note 3)	(1,542,662)
Net Expenses	5,318,285
Net Investment Loss	(4,846,493)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,376,822
Change in unrealized appreciation on:
Investments in non-affiliated securities	109,816,376
Investments in affiliated securities	5,902,440
Change in unrealized appreciation	115,718,816
Net realized and unrealized gain on investments	118,095,638
Net Increase in Net Assets Resulting From Operations	$113,249,145

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Changes in Net Assets ARK Venture Fund

	Six Months Ended January 31, 2026 (Unaudited)	Year Ended July 31, 2025
OPERATIONS:
Net investment loss	$ (4,846,493)	$ (2,999,380)
Net realized gain (loss) on investments	2,376,822	(544,484)
Net change in unrealized appreciation on investments	115,718,816	35,762,005
Net increase in net assets resulting from operations	113,249,145	32,218,141
Distributions from distributable earnings:
Class D	—	(345,035)
Total distributions on Common Shares	—	(345,035)

SHAREHOLDER TRANSACTIONS:
Class D
Proceeds from shares sold	248,255,290	131,502,277
Reinvestment of distributions	—	240,804
Cost of shares repurchased	(12,387,523)	(19,726,974)
Net increase in net assets resulting from shareholder transactions, Class D	235,867,767	112,016,107
Class S
Proceeds from shares sold	533,794	—
Reinvestment of distributions	—	—
Cost of shares repurchased	—	—
Net increase in net assets resulting from shareholder transactions, Class S	533,794
Class U
Proceeds from shares sold	10,000	—
Reinvestment of distributions	—	—
Cost of shares repurchased	—	—
Net increase in net assets resulting from shareholder transactions, Class U	10,000
Total Increase in net assets form shareholder transactions	236,411,561	112,016,107
Increase in net assets	349,660,706	143,889,213

NET ASSETS:
Beginning of period	207,930,237	64,041,024
End of period	$557,590,943	$207,930,237

CHANGES IN SHARES OUTSTANDING:
Class D
Shares outstanding, beginning of period	6,185,204	2,461,289
Shares sold	5,936,355	4,381,031
Shares reinvested	—	8,045
Shares repurchased	(279,305)	(665,161)
Shares Outstanding, end of period, Class D	11,842,254	6,185,204
Class S
Shares outstanding, beginning of period	—	—
Shares sold	11,444	—
Shares reinvested	—	—
Shares repurchased	—	—
Shares Outstanding, end of period, Class S	11,444
Class U
Shares outstanding, beginning of period	—	—
Shares sold	246	—
Shares reinvested	—	—
Shares repurchased	—	—
Shares Outstanding, end of period, Class U	246
Total Shares outstanding, end of period	11,853,944	6,185,204

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Cash Flows ARK Venture Fund
For the Period Ended January 1, 2026
Cash flows used in operating activities:
Net increase in net assets resulting from operations	$ 113,169,145
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments	(252,727,469)
Proceeds from sales of investments	29,760,258
Conversion of promissory note	—
Net proceeds from short-term investment securities	(9,233,495)
Net realized gain on investments	(2,296,822)
Net change in unrealized appreciation on investments	(109,816,376)
Net change in unrealized appreciation on investments in affiliated securities	(5,902,440)
(Increase) decrease in assets:
Receivables for capital shares sold	(2,995,473)
Reimbursement from Adviser	442,717
Receivable for dividends and interest	(121,758)
Increase (decrease) in liabilities:
Management fees	768,585
Investment securities purchased	2,942,261
Audit and tax fees	(250,000)
Fund accounting, custody & administration fees	(79,684)
Transfer agent fees	(54,126)
Trustee fees	(7,083)
Credit facility fees	(9,000)
Shareholder servicing fee	42,023
Registration fees	(1,686)
Legal Fees	(14,463)
Other accrued expenses	(26,675)
Net cash used in operating activities	$(236,411,561)

Cash flows provided by financing activities:
Proceeds from shares sold	$ 248,799,084
Cost of shares repurchased	(12,387,523)
Cash distributions paid (net of reinvestments)	—
Proceeds from credit facility borrowings	—
Repayments of credit facility borrowings	—
Net cash provided by financing activities	$ 236,411,561
Net decrease in cash	$ —

Cash:
Beginning of period	$ —
End of period	$ —

Supplemental disclosure of cash flow information:
Reinvestment of distributions	$ —
Interest expense paid during the period	$ (54,863)

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights ARK Venture Fund – Class D
For a share outstanding throughout the period presented.
	Six Months Ended January 31, 2026 (Unaudited)	Year Ended July 31, 2025	Year Ended July 31, 2024	Period Ended July 31, 2023(1)
Per Share Data:
Net asset value, beginning of period	$ 33.62	$ 26.02	$ 25.24	$ 20.00
Net investment loss(2)	(0.55)	(0.76)	(0.60)	(0.43)
Net realized and unrealized gain on investments	13.97	8.46	1.58	5.67
Total gain from investment operations	13.42	7.7	0.98	5.24
Net investment loss	—	(0.10)	(0.20)	—
Total distributions	—	(0.10)	(0.20)	—
Net asset value, end of period	$ 47.04	$ 33.62	$ 26.02	$ 25.24
Total Return at Net Asset Value(3)	39.92%	29.62%	3.86%	26.20%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$557,042	$207,930	$64,041	$24,919
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements	3.73%(4)(5)	4.39%(5)	5.32%(5)	9.33%(4)(5)
Expenses, net of expense waivers and reimbursements	2.90%(4)(5)	2.90%(5)	2.90%(5)	2.90%(4)(5)
Net investment loss	(2.64)%(4)(5)	(2.58)%(5)	(2.37)%(5)	(2.37)%(4)(5)
Portfolio turnover rate(6)	8%	8%	29%	27%

(1)  For the period September 1, 2022 (commencement of operations) to July 31, 2023.

(2)  Based on average daily shares outstanding.

(3)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.

(4)  Annualized.

(5)  The Adviser has agreed to contractually waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, offering costs and extraordinary expenses) exceed 2.90% of the Fund’s average daily net assets. For additional information see Expense Limitation Agreement in Notes to Consolidated Financial Statements.

(6)  Portfolio turnover rate is not annualized.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights ARK Venture Fund – Class S
For a share outstanding throughout the period presented.
Period Ended January 31, 2026(1) (Unaudited)
Per Share Data:
Net asset value, beginning of period	$40.70
Net investment loss(2)	(0.21)
Net realized and unrealized gain on investments	6.51
Total gain from investment operations	6.30
Distributions to shareholders:	—
Net asset value, end of period	$47.00
Total Return at Net Asset Value(3)	15.51%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$ 538
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements	4.40%(4)(5)
Expenses, net of expense waivers and reimbursements	3.60%(4)(5)
Net investment loss	(3.38)%(4)(5)
Portfolio turnover rate(6)	8%

(1)  For the period November 28, 2025 (commencement of operations) to January 31, 2026.

(2)  Based on average daily shares outstanding.

(3)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.

(4)  Annualized.

(5)  The Adviser has agreed to contractually waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, offering costs and extraordinary expenses) exceed 3.60% of the Fund’s average daily net assets. For additional information see Expense Limitation Agreement in Notes to Consolidated Financial Statements.

(6)  Portfolio turnover rate is not annualized.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Financial Highlights ARK Venture Fund – Class U
For a share outstanding throughout the period presented.
Period Ended January 31, 2026(1) (Unaudited)
Per Share Data:
Net asset value, beginning of period	$40.70
Net investment loss(2)	(0.25)
Net realized and unrealized gain on investments	6.55
Total gain from investment operations	6.30
Distributions to shareholders:	—
Net asset value, end of period	$47.00
Total Return at Net Asset Value(3)	15.51%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$ 12
Ratio to average net assets of:
Expenses, prior to expense waivers and reimbursements	4.20%(4)(5)
Expenses, net of expense waivers and reimbursements	3.50%(4)(5)
Net investment loss	(3.30)%(4)(5)
Portfolio turnover rate(6)	8%

(1)  For the period November 28, 2025 (commencement of operations) to January 31, 2026.

(2)  Based on average daily shares outstanding.

(3)  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and repurchase on the last day of the period at net asset value. Total return calculated for a period of less than one year is not annualized.

(4)  Annualized.

(5)  The Adviser has agreed to contractually waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, offering costs and extraordinary expenses) exceed 3.50% of the Fund’s average daily net assets. For additional information see Expense Limitation Agreement in Notes to Consolidated Financial Statements.

(6)  Portfolio turnover rate is not annualized.

See accompanying Notes to Consolidated Financial Statements.

Notes to Consolidated Financial Statements January 31, 2026 (Unaudited)

1. Organization

ARK Venture Fund (the “Fund”) is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund was organized as a Delaware statutory trust on January 11, 2022 and commenced operations on September 1, 2022. The Fund operates as an “interval fund” and continuously offers its shares of beneficial interest (“Shares”). To provide liquidity, the Fund expects to make quarterly repurchase offers of 5% of the Fund’s outstanding Shares at net asset value pursuant to Rule 23c-3 of the 1940 Act.

The Fund’s investment objective is to seek long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective. The Fund pursues this objective by investing its assets primarily in domestic and foreign equity securities of companies that are relevant to the Fund’s investment theme of disruptive innovation. The Fund may invest, without limit, in privately placed or restricted securities, illiquid securities and securities in which no secondary market is readily available, including those of private companies and publicly traded securities. The Fund may also borrow money for investment purposes.

ARK Investment Management LLC serves as the Fund’s investment adviser (the “Adviser”) under an Investment Advisory Agreement (“Advisory Agreement”).

The Fund’s fiscal and tax reporting year ends July 31.

2. Significant Accounting Policies

These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the consolidated financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Fund is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative guidance for SEC registrants. The following summarizes the significant accounting policies of the Fund:

Investment Valuation

The values of the Fund’s securities that are traded on a securities market are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy. If a security’s market price is not readily available (as is generally the case with private companies) or does not otherwise accurately reflect the market value of such security, the security will be fair valued by the Adviser which was selected by the Board of Trustees of the Fund (“Board of Trustees”) as valuation designee, to provide such fair values in accordance with the Adviser’s valuation policies and procedures that were reviewed by, and subject to the oversight of, the Board of Trustees. The Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of the Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy. For direct investments in portfolio companies, management primarily uses the market approach to estimate the fair value of private companies. The market approach utilizes prices and other relevant information generated by market transactions, type of security, size of the position, degree of liquidity, restrictions on the disposition of the security, latest round of financing data, current financial position and operating results, among other factors. Because of the uncertainty and judgement involved in the valuation of those portfolio company securities that do not have a readily available market price, the estimated fair value of such securities may be different from values that would have been used had a readily available market existed for such securities. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security.

Investments in money market fund are valued at their NAV as of the close of each business day.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on an accrual basis. Payment in-kind

Notes to Consolidated Financial Statements (continued) January 31, 2026 (Unaudited)

interest is included in interest income and is reflected in receivables from dividends and interest in the Statement of Assets and Liabilities up to the payment date. On the payment date, the Fund capitalizes the accrued interest receivable as an additional investment and records it at the fair value of the investment.

Dividend Distributions

Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Net realized capital gains are distributed to shareholders as capital gain distributions. Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the Fund’s consolidated statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Wholly-owned Subsidiary

The Fund seeks to gain exposure to private companies through ARK Venture Private Holdings LLC, a wholly-owned subsidiary of the Fund (the “Subsidiary”). The Subsidiary is a Delaware limited liability company and the Fund is its sole member. All intercompany transactions and balances have been eliminated in consolidation.

3. Management and Other Agreements

Management

Under the terms of the Advisory Agreement, the Adviser serves as the adviser to the Fund, subject to the general oversight of the Board of Trustees and is responsible for the day-to-day investment management of the Fund. The Fund pays the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 2.75% (“Management Fee”) in return for providing investment management services.

Administrator, Custodian, Transfer Agent and Accounting Agent

The Bank of New York Mellon is the administrator for the Fund, the custodian of the Fund’s assets and also provides transfer agency, fund accounting and various administrative services to the Fund (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Distribution

The Fund’s Shares are continuously offered and distributed primarily by Foreside Fund Services, LLC (“Distributor”) and its associated persons through investment platforms and financial intermediaries. The Fund pays to the Distributor a shareholder servicing fee, payable monthly in arrears, at an annual rate of 0.15%, 0.85% and 0.75% of the average daily net assets of the Fund for Class D Shares, Class S Shares and Class U Shares, respectively. Class D Shares and Class U Shares are not subject to a sales load. Class S Shares may be subject to a sales load of up to 3.50% of the amount invested. The Distributor may pay the investment platforms and financial intermediaries up to the full amount of the shareholder servicing fee.

Notes to Consolidated Financial Statements (continued) January 31, 2026 (Unaudited)

Board of Trustees

Pursuant to the Declaration of Trust and bylaws, the Fund’s business and affairs are managed by the Adviser and subject to the oversight of the Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of four members, three of whom are considered Independent Trustees. The Trustees are elected by shareholders and are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the initial shareholder of the Fund. The Statement of Additional Information provides additional information about the Trustees.

Each Independent Trustee receives an annual retainer fee of $25,000 for services provided as a Trustee of the Fund, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board, Audit and Nominating Committees each also receive an additional annual retainer fee of $5,000, $2,500 and $2,500, respectively, for their service as such.

Line of Credit

On September 25, 2024, the Fund entered into a credit agreement with Texas Capital Bank (the “TCB Credit Agreement” and, together with the Facility, the “Facilities”). On December 9, 2025, the Fund utilized its accordion feature under the TCB Credit Agreement to increase the maximum amount of the borrowing under the TCB Credit Agreement from $15,000,000 to $30,000,000. Subsequently, on January 9, 2026, the Fund and Texas Capital Bank entered into a Second Amendment to the TCB Credit Agreement to further increase the maximum amount of the borrowing to $60,000,000. The TCB Credit Agreement also contains customary covenants that, among other things, limit the Fund’s ability to incur additional debt, incur certain types of liens, make certain distributions, and engage in certain transactions, including mergers and consolidations. The Fund’s ability to borrow under the TCB Credit Agreement is also subject to the limitations of the 1940 Act and various other conditions. The purpose of the Facilities is primarily to finance temporarily the repurchase of shares of the Fund. The unused balances of the Facility and the TCB Credit Agreement bear commitment fees at an annual interest rate of 0.50%, respectively. For the six months ended January 31, 2026, the Fund drew $6,000,000 on the Facility for a total of 50 days at an average annual interest rate of 8.34%. The Fund incurred $54,863 in interest expense for utilizing the Facility and paid $40,208 in commitment fees. Additionally, the Fund incurred $312,504 in legal and upfront fees, associated with the Facility, which are presented as credit facility fees within the Consolidated Statement of Operations.

Expense Limitation Agreement

In March 2023, the Adviser and the Fund entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses (excluding expenses directly related to the costs of making investments, taxes, brokerage costs, acquired fund fees and expenses, expenses of litigation, indemnification, and shareholder meetings, organizational expenses, offering costs and extraordinary expenses) exceed 2.90% of the Fund’s average daily net assets for Class D (“Expense Limit”). The Expense Limitation Agreement went into effect starting April 1, 2023. On July 3, 2025, the Expense Limitation Agreement between the Fund and the Adviser was amended whereby the agreement shall remain in effect indefinitely until the Board approves its termination. The Adviser may not recoup expenses reimbursed or fees waived pursuant to the Amended and Restated Expense Limitation Agreement. The Fund added two new classes on November 28, 2025. The Expense Limitation Agreement for Class S is 3.60% and the Expense Limitation Agreement for Class U is 3.50%.

4. Shares of Beneficial Interest

The Fund offers an unlimited number of Shares on a continuous basis. The minimum initial investment by a shareholder for the Shares is $500, while subsequent investments may be made in any amount. The Fund reserves the right to waive the investment minimum. Shares are being offered through the Distributor at an offering price equal to the Fund’s then current NAV per Share.

As of January 31, 2026, the Adviser and feeder vehicles advised by the Adviser owned 10,330 and 324,434 Class D Shares of the Fund, respectively. The Adviser also owned 246 Shares in each Class S and Class U.

5. Investment Transactions

The cost of purchases and the proceeds from sales of investment securities, excluding short-term obligations, for the six months ended January 31, 2026 were $254,807,469 and $29,760,258, respectively.

Notes to Consolidated Financial Statements (continued) January 31, 2026 (Unaudited)

6. Securities Lending

The Funds participate in a securities lending program offered by The Bank of New York Mellon (“BNY”) (the “Program”), which provides for the lending of securities to qualified brokers. The Funds have selected Morgan Stanley & Co. LLC as its exclusive borrower in connection with the Program. Securities lending income includes earnings on the temporary investment of cash collateral, plus or minus any rebate paid to the borrower. Each of BNY and the Adviser receive a fee, which may be from a portion of the Funds' returns under the Program, in connection with lending agent and administrative services provided relating to the Program.

Collateral on all securities loaned is accepted in the form of cash and non-cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value of the securities on loan, plus interest, if applicable. It is the Funds' policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. As a result, the value of the collateral held may be temporarily less than the value of the securities on loan.

Lending securities entails the risk of loss to a Fund if, and to the extent that, the market value of the securities loaned increases, the borrower fails to increase the collateral accordingly, and the borrower does not return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNY.

Cash collateral is held in a separate account managed by BNY, which is authorized to exclusively invest such collateral in money market instruments and overnight repurchase agreements collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury, U.S. Government, or any agency, instrumentality, or authority of the U.S. Government. Securities purchased with cash collateral received are reflected in the Schedule of Investments. BNY bears the risk of any deficiency in the amount of cash collateral available for return to the borrower due to losses on the collateral investments.

The value of loaned securities and related collateral outstanding at January 31, 2026 would be presented in the Schedules of Investments and Statements of Assets and Liabilities. Non-cash collateral received by a Fund may not be sold or re-pledged except to satisfy a borrower default would be included in the Fund's Schedule of Investments and Statement of Assets and Liabilities. For the period ended January 31, 2026, the Fund did not participate in the securities lending program.

7. Federal Income Tax

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalties related to income taxes would be recorded as income tax expense. The management of the Fund is required to analyze all open tax years, including the year of inception, as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities.

As of January 31, 2026, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
ARK Venture Fund	$398,060,916	$168,386,688	$(8,591,748)	$159,794,940

The differences between book-basis and tax-basis components of net assets are primarily attributable to tax deferral of losses on wash sales, passive foreign investment companies, corporate actions and differences in the tax treatment of partnership investments. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values.

Notes to Consolidated Financial Statements (continued) January 31, 2026 (Unaudited)

8. Repurchase Offers

The Fund is an “interval fund,” a type of fund which, to provide some liquidity to Shareholders, intends to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, the Fund expects to make quarterly repurchase offers of 5% of the Fund’s outstanding Shares at net asset value. Quarterly repurchases occur in the months of March, June, September and December. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 and not more than 42 calendar days before the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). The Fund expects to determine the NAV applicable to repurchases on the Repurchase Request Deadline, but it will in any case be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date but it will in any case distribute such payment no later than seven calendar days after such date. The Fund’s Shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

During the six months ended January 31, 2026, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Repurchase Offer Notice	September 2, 2025	December 2, 2025
Repurchase Request Deadline	September 30, 2025	December 31, 2025
Repurchase Pricing Date	September 30, 2025	December 31, 2025
Repurchase Offer Amount	5.00%	5.00%
% of Shares Repurchased	1.50%	1.51%
Shares Repurchased	118,596	160,709

9. Indemnification Obligations

The Fund has a variety of indemnification obligations under contracts with their service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. Investment Risks

The Fund’s prospectus contains additional information regarding the risks associated with an investment in the Fund.

Privately Held Company Risk: The Fund invests primarily in privately-held companies. Investments in privately held companies involve a number of significant risks, including the following: these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral; they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns; they typically depend on the management talents and efforts of a small group of persons; there is generally little public information about these companies and these companies and their financial information are not subject to the Securities Exchange Act of 1934 and other regulations that govern public companies, and there may be an inability to uncover all material information about these companies; they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; changes in laws and regulations, as well as their interpretations, may adversely affect their business, financial structure or prospects; and; they may have difficulty accessing the capital markets to meet future capital needs.

Valuation Risk: Because the Fund may invest a significant portion of its assets in non-publicly traded securities, there will be uncertainty regarding the value of the Fund’s investments, which could adversely affect the determination of the Fund’s net asset value. Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment.

Notes to Consolidated Financial Statements (concluded) January 31, 2026 (Unaudited)

The Fund has entered into simple agreements for future equity (“SAFEs”) with various portfolio companies. A SAFE is a contractual agreement that provides the Fund with the right to receive equity securities of a private company upon the occurrence of specified future events, typically a subsequent equity financing. SAFEs do not represent debt instruments and generally do not accrue interest, have a stated maturity date, or provide for mandatory repayment. Instead, upon a qualifying financing event, the SAFE converts into preferred shares (or other equity securities) of the issuer, often at a discount to the financing price and/or subject to a valuation cap, as defined in the agreement. If a qualifying financing event does not occur, conversion may be triggered by other specified events, such as a change in control or liquidation, in accordance with the terms of the SAFE.

Market Risk: The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, exchange trading suspensions and closures (including exchanges of the Fund’s underlying securities), infectious disease outbreaks or pandemics.

Concentration Risk: The Fund’s assets will be concentrated in securities of issuers having their principal business activities in groups of industries in the technology sector. To the extent that the Fund continues to be concentrated in groups of industries in the technology sector, the Fund will be subject to the risk that economic, political, business or other conditions that have a negative effect on such industry groups will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries.

11. New Accounting Pronouncements

In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in Topic 280. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Fund adopted ASU 2023-07 during the current reporting period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund's financial positions or the results of their operations.

The officer of the Fund acts as the chief operating decision maker (“CODM”). The Fund represents a single operating segment. The CODM monitors the operating results of the Fund as a whole and is responsible for the Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU No. 2022-03”). The amendments in this update clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also introduced new disclosure requirements related to such equity securities. ASU No. 2022-03 became effective for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. Management evaluated the new disclosure requirements and has determined that ASU No. 2022-03 adoption did not have a material impact on the Fund’s financial statements.

12. Subsequent Events

Subsequent events occurring after January 31, 2026 have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no events have occurred that require disclosure.

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK Venture Fund files with the Securities and Exchange Commission on Form N-PORT the complete schedule of portfolio holdings for the Fund for the first and third quarters of each fiscal year. The ARK Venture Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at www.sec.gov. Copies of the filings are available without charge, upon request, by calling 888-511-2347. In addition, ARK Venture Fund’s portfolio holdings are available on our website, www.ark-ventures.com. The ARK Venture Fund intends to publish complete portfolio holdings for the Fund as of the end of each month subject to a 1 business-day lag between the date of the information and the date on which the information is disclosed and further subject to certain portfolio holdings being anonymized until such holdings are required to be disclosed in a shareholder report or a N-PORT filing.

Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK Venture Fund, is available without charge, upon request, by calling 888-511-2347 collect or visiting our website at www.ark-ventures.com or the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Record. The ARK Venture Fund files with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information will be available without charge, upon request, by calling 888-511-2347 collect, visiting our website at www.ark-ventures.com, or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Risks Involved with Investing in the Fund (Unaudited)

This report should be read in conjunction with the Fund’s prospectus.

The principal risks of investing in the ARK Venture Fund include:

Equity Securities Risk: The value of the equity securities the Fund holds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. These can include stock movements, purchases or sales of securities by the Fund, government policies, litigation and changes in interest rates, inflation, the financial condition of the securities’ issuer or perceptions of the issuer, or economic conditions in general or specific to the issuer. Equity securities may also be particularly sensitive to general movements in the stock market, and a decline in the broader market may affect the value of the Fund’s equity investments. The Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies (SPACs) or similar special purposes entities. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Disruptive Innovation Risk: Companies that the Adviser believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop disruptive technologies may face political or legal impediments attributable to competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the disruptive innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are primarily focused on a particular theme. The Fund may invest in a company that does not currently derive any revenue from disruptive innovations or technologies, and there is no assurance that a company will derive any revenue from disruptive innovations or technologies in the future. A disruptive innovation or technology may constitute a small portion of a company’s overall business. As a result, the success of a disruptive innovation or technology may not affect the value of the equity securities issued by the company.

Repurchase Program Risk: Although the Fund has implemented a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

Communications Sector Risk: The Fund will be more affected by the performance of the communications sector than a fund with less exposure to such sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

Consumer Discretionary Risk: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns.

Cybersecurity Risk: As the use of Internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct

Risks Involved with Investing in the Fund (Unaudited) (continued)

cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Financial Technology Risk: Companies that are developing financial technologies (“FinTech”) that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. FinTech Innovation Companies may not be able to capitalize on their disruptive technologies if they face political and/or legal impediments attributable to competitors, industry groups or local and national governments. Laws generally vary by country, creating some challenges to achieving scale. A FinTech Innovation Company may not currently derive any revenue, and there is no assurance that such company will derive any revenue from innovative technologies in the future. Additionally, FinTech Innovation Companies may be adversely impacted by potential rapid product obsolescence, cybersecurity attacks, increased regulatory oversight and disruptions in the technology they depend on.

Future Expected Genomic Business Risk: The Adviser may invest some of the Fund’s assets in Genomics Revolution Companies that do not currently derive a substantial portion of their current revenues from genomic-focused businesses and there is no assurance that any company will do so in the future, which may adversely affect the ability of the Fund to achieve its investment objective.

Health Care Sector Risk: The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are: (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability; (ii) subject to extensive litigation based on product liability and similar claims; and (iii) subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology industry, medical laboratories and research, drug laboratories and research and drug manufacturers, which have the additional risks described below.

A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves, among other things, unsafe, ineffective or unprofitable. Biotechnology companies are subject to regulation by, and the restrictions of, the U.S. Food and Drug Administration, the U.S. Environmental Protection Agency, state and local governments, and foreign regulatory authorities.

Companies in the pharmaceutical industry can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Information Technology Sector Risk: The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Internet Company Risk: Many Internet-related companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. Additionally, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business. Competitive pressures may have a significant effect on the financial condition of semiconductor companies and, as product cycles shorten and manufacturing capacity increases, these companies may become increasingly subject to aggressive pricing, which hampers profitability. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor sector. Semiconductor companies typically face high capital

Risks Involved with Investing in the Fund (Unaudited) (continued)

costs and may be heavily dependent on intellectual property rights. The semiconductor sector is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductor sector have been and likely will continue to be extremely volatile. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Issuer Risk: Because the Fund may invest in approximately 40 to 50 issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

Large-Capitalization Companies Risk: Large-capitalization companies are generally less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of large-capitalization companies may not rise as much as that of companies with smaller market capitalizations.

Leverage Risk: The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Management Risk: The Fund is subject to management risk. The ability of the Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Micro-Capitalization Companies Risk: Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

Next Generation Internet Companies Risk: The risks described below apply, in particular, to the Fund’s investment in Next Generation Internet Companies.

Internet information provider companies provide Internet navigation services and reference guide information and publish, provide or present proprietary advertising and/or third party content. Such companies often derive a large portion of their revenues from advertising, and a reduction in spending by or loss of advertisers could seriously harm their business. This business is rapidly evolving and intensely competitive, and is subject to changing technologies, shifting user needs, and frequent introductions of new products and services. The research and development of new, technologically advanced products is a complex and uncertain process requiring high levels of innovation and investment, as well as the accurate anticipation of technology, market trends and consumer needs. The number of people who access the Internet is increasing dramatically and a failure to attract and retain a substantial number of such users to a company’s products and services or to develop products and technologies that are more compatible with alternative devices, could adversely affect operating results. Concerns regarding a company’s products, services or processes that may compromise the privacy of users or other privacy related matters, even if unfounded, could damage a company’s reputation and adversely affect operating results.

Catalog and mail order house companies may be exposed to significant inventory risks that may adversely affect operating results due to, among other factors: seasonality, new product launches, rapid changes in product cycles and pricing, defective merchandise, changes in consumer demand and consumer spending patterns, or changes in consumer tastes with respect to products. Demand for products can change significantly between the time inventory or components are ordered and the date of sale. The acquisition of certain types of inventory

Risks Involved with Investing in the Fund (Unaudited) (concluded)

or components may require significant lead-time and prepayment and they may not be returnable. Failure to adequately predict customer demand or otherwise optimize and operate distribution centers could result in excess or insufficient inventory or distribution capacity, result in increased costs, impairment charges, or both. The business of catalog and mail order house companies can be highly seasonal and failure to stock or restock popular products in sufficient amounts during high demand periods could significantly affect revenue and future growth. Increased website traffic during peak periods could cause system interruptions which may reduce the volume of goods sold and the attractiveness of a company’s products and services.

Small- and Medium-Capitalization Companies Risk: Small- and medium-capitalization companies may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of large-capitalization companies.

Tax Risk: To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Unlisted Shares: Unlike many closed-end funds, the Fund’s Shares will not be listed on any securities exchange which exposes the Shares to liquidity risk.

General Information (Unaudited)

Investment Adviser
ARK Investment Management LLC
200 Central Avenue, Suite 220
St. Petersburg, FL 33701

Administrator, Custodian, Transfer Agent, and Accounting Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, NY 10001

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of their management, and other information.

ARK Invest | 200 Central Avenue, St. Petersburg, FL 33701 | 888.511.2347 | info@ark-invest.com | ark-ventures.com

(b)    Not applicable.

Item 2.       Code of Ethics.

Not applicable.

Item 3.       Audit Committee Financial Expert.

Not applicable.

Item 4.       Principal Accountant Fees and Services.

Not applicable.

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Investments.

(a)     The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)    Not applicable.

Item 7.       Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)     Not applicable.

(b)    Not applicable.

Item 8.       Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.       Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.     Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.     Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13.     Portfolio Managers of Closed-End Management Investment Companies.

(a)     Not applicable.

(b)    There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.     Controls and Procedures.

(a)     As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)     Not applicable.

(b)    Not applicable.

Item 18.     Recovery of Erroneously Awarded Compensation.

(a)     Not Applicable.

(b)    Not Applicable.

Item 19.     Exhibits.

(a)(1)	Not applicable.
(a)(2)	Not applicable.
(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.
(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ARK Venture Fund
By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood, Chief Executive Officer and
Chief Investment Officer
(principal executive officer)
Date	April 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood, Chief Executive Officer and
Chief Investment Officer
(principal executive officer)
Date	April 9, 2026
By (Signature and Title)*	/s/ William C. Cox
William C. Cox, Treasurer and Chief Financial Officer
(principal financial officer)
Date	April 9, 2026

__________

*       Print the name and title of each signing officer under his or her signature